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                                                                   EXHIBIT 10(F)


                            SALARY DEFERRAL PROGRAM
                                    OF THE
                        TEXAS UTILITIES COMPANY SYSTEM

                    (AS RESTATED EFFECTIVE JANUARY 1, 1995)


SECTION 1.     PURPOSE

     1.1    Purpose.  The Salary Deferral Program of the Texas Utilities
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Company System (the "Plan") is established, effective April 1, 1991, for the purpose of motivating executive employees and recognizing the contributions of such employees to the Company. The Plan is designed as an unfunded arrangement maintained "primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" as determined under the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). ERISA Section 201(2).


SECTION 2.     DEFINITIONS

     2.1    Definitions.  Whenever used hereinafter, the following terms shall
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have the meanings set forth below:

     (a) "Account" means the individual accounts maintained for recording interests of each Participant in the Plan.

     (b) "Actual Rate" means the actual earnings rate, as determined by the Trustee, for assets held in Trust under the Seven-Year Option.

     (c) "Alternative Rate" means the average earnings rate, as determined by the Trustee, of interest rates payable on Treasury Notes of the United States Government with a maturity period of ten years. Income credited under the Alternative Rate shall be determined by multiplying the Alternative Rate for the Plan Year within the Deferral Period times the average balance in the Account for such Plan Year, including income earned for prior periods. Income on all Accounts under the Plan shall be deemed to have been earned on a consistent basis.

     (d) "Beneficiary" means the person or persons named by the Participant as the recipient(s) of any distribution remaining to be paid to the Participant under the Plan upon the Participant's death.

     (e) "Board of Directors" means the Board of Directors of Texas Utilities Company.
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     (f)  "Committee" means the Salary Deferral Program Administrative
          Committee, which shall be comprised, initially, of members who serve on the Employees' Thrift Plan Committee. Subsequently, members of the Committee shall be appointed by the Board of Directors.

     (g)  "Company" means Texas Utilities Company and its subsidiaries.

     (h) "Deferral Period" means the period of deferral, beginning with the first day of the applicable Plan Year, which shall be seven years for the Seven Year Option and which shall be the period ending with Retirement for the Retirement Option. Notwithstanding the foregoing, the Deferral Period shall end on the date of death, total and permanent disability, or termination of employment and, to the extent that amounts otherwise eligible for distribution under this Plan combined with the Participant's other remuneration exceeds the Applicable Employee Remuneration for such year, and subject to the subsequent Transition Provision, the Deferral Period for such excess amount shall end with Retirement or such earlier date as of which such amounts, or any part thereof, combined with other remuneration does not exceed the Applicable Employee Remuneration. For purposes of this definition, "Applicable Employee Remuneration" means applicable employee remuneration as that term is defined in Section 162(m), or any successor provision, of the Internal Revenue Code. Transition
          Provision: Notwithstanding any other provisions contained herein, the Deferral Period for amounts subject to an Election made for periods prior to April 1, 1995, shall be the Deferral Period applicable at the time of the Election.

     (i) "Disability" means disability as determined under the provisions of the Texas Utilities System Employee Long-Term Disability Income Plan.

     (j) "Early Retirement" means Retirement at age fifty-five or later but prior to Normal Retirement.

     (k) "Election Form" means the form prescribed by the Plan Administrator for participation in the Plan.

     (l) "Eligible Employee" means an Employee whose Salary as of January 1, 1991, is $80,000 or more. For each year subsequent to 1991, an Eligible Employee is an Employee whose Salary as of January 1 of such

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          year is $80,000 or more, as indexed consistent with the Consumer Price
          Index for such year.

     (m)  "Employee" means an employee of the Company.

     (n)  "Matching Award" means contribution made by the Company pursuant to
          Section 5.1 herein.

     (o)  "Matching Account" means an Account maintained for Matching Awards.

     (p)  "Normal Retirement" means Retirement at age sixty-two or later.

     (q) "Participant" means an Eligible Employee who elects to participate in the Plan and whose Account(s) has not been completely distributed.

     (r) "Plan Administrator" means the person or persons appointed by the Committee to assist in carrying out the operation of the Plan.

     (s) "Plan Year" means the twelve-month period beginning April 1 and ending March 31.

     (t) "Rate" means the earnings rate which shall be the greater of the Actual Rate or the Alternative Rate for the Deferral Period.

     (u) "Retirement" shall have the meaning given it under the Retirement Plan for Employees of the Texas Utilities Company System.

     (v) "Retirement Option" means the option to defer receipt of certain amounts of Salary until Retirement as set forth in Section 4.3(b) herein.

     (w) "Salary" means the annualized rate of normal base pay earnings, prior to any deferrals, of an Employee exclusive of overtime, bonuses or any fringe benefits determined as of January 1 of each year prior to the beginning of each Plan Year.

     (x) "Salary Deferral Account" means an Account maintained for Salary Deferrals.

     (y) "Seven Year Option" means the option to defer receipt of certain amounts of Salary for seven years as set forth in Section 4.3(a) herein.

     (z) "Trust" means the trust established by Texas Utilities Company to assist it in meeting its obligations under the Plan.

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     (aa) "Trustee" means the trustee appointed by the Committee to hold assets of the Plan.

     (bb) "Vesting Period" means the period beginning with the date of the beginning of the Plan Year of deferral and ending with the end of the seventh Plan Year.


SECTION 3.     DEFERRAL ELIGIBILITY AND PARTICIPATION

     3.1    Eligibility.  An Eligible Employee shall be eligible to participate
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in the Plan as of the beginning of the Plan Year upon compliance with the provisions of Section 4 herein.

     3.2    Participation.  All Eligible Employees may elect on the Election
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Form to defer a percentage of Salary, in the Retirement Option, the Seven Year
Option, or a combination thereof, in one percent (1%) increments, ("Salary Deferral") not to exceed a maximum of ten percent (10%).


SECTION 4.     ELECTION TO DEFER

     4.1    Deferral Election.  An Eligible Employee may elect, irrevocably, by
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written notice to the Plan Administrator on an Election Form and in the manner prescribed by the Plan Administrator, to defer a percentage of Salary during the Plan Year.

     4.2    Salary Deferrals.  Salary deferred under the Plan will be ratably
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deducted in each pay period in the Plan Year.


SECTION 5.     COMPANY MATCHING AWARDS, VESTING, AND FORFEITURES.

     5.1    Matching Awards.  The Company shall contribute to each Participant's
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Account, as a Matching Award, an amount equal to one hundred percent (100%) of the amount of Salary deferred by the Participant. Such contribution shall be credited at the time of the crediting of the Salary Deferral amount to be matched.

     5.2    Vesting.  Subject to the forfeiture provisions of Section 5.3, a
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Participant shall be one hundred percent (100%) vested in contributions to his
Salary Deferral Account and, at the end of the Vesting Period, shall be one hundred percent (100%) vested in his Matching Account, and on income earned for such period. A Participant's Accounts become one hundred percent (100%) vested upon the Participant's Normal Retirement, death, or Disability regardless of the applicable Vesting Period.

     5.3    Forfeitures.  The following amounts shall be forfeited from an
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Account as of the date upon which the forfeiture is created:

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     (a)  Seven Year Option Forfeitures.
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          (1)  Early Retirement.  An amount equal to four percent (4%) of the
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               total Account balance for each full year Retirement occurs prior to Normal Retirement shall be forfeited.

          (2)  Termination for other than Death, Disability or Retirement.  If
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               termination of service with the Company occurs for reasons other than death, Disability, or Retirement, income on and contributions to the Matching Account shall be forfeited and income in excess of six percent (6%) per annum credited to Salary Deferrals shall be forfeited.

     (b)  Retirement Option Forfeitures.
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          (1)  Early Retirement.  An amount equal to four percent (4%) of the
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               total Account balance for all non-vested Plan Years for each full year Retirement occurs prior to Normal Retirement shall be forfeited.

          (2)  Termination for other than Death, Disability or Retirement.  If
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               termination of service with the Company occurs for reasons other than death, Disability, or Retirement, income earned on and contributions to the Matching Account, for Plan Years which are nonvested, shall be forfeited and income in excess of six percent (6%) per annum credited to Salary Deferrals shall be forfeited for all nonvested Plan Years.


SECTION 6.     INVESTMENTS, EARNINGS, AND VALUATION

     6.1    Investments.  The Trustee shall invest, as soon as administratively
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feasible, all contributions received for Accounts held in Trust under the Seven
Year Option of the Plan in a fixed income fund of investment grade securities under investment guidelines established by the Committee. Interest received on the investments shall be reinvested in such fund. All other contributions shall be invested pursuant to the Trust Agreement.

     6.2    Earnings.  At the time of distribution, the Participant will receive
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Account balances including income determined by applying the Rate.

     6.3    Valuation.  The total of all assets held by the Trustee for Accounts
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held in Trust will be deemed held in an unsegregated

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fund for valuation purposes.  Each month the Trustee shall determine the value of each unit by dividing the current value of the fund by the total number of units held in all such Accounts. The value of Accounts held in Trust under the Retirement Option of the Plan shall be determined in the same manner as amounts deferred under the Seven Year Option of the Plan.


SECTION 7.     PARTICIPANT ACCOUNTS

     7.1    Separate Accounts.  The Plan Administrator shall establish and
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maintain separate individual Accounts for each Participant for Salary Deferrals and for Matching Awards for each Plan Year.

     7.2    Unsecured Interest.  No Participant or Beneficiary shall have any
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security interest whatsoever in any assets of the Company.  To the extent that any person acquires a right to receive payments under the Plan, such right shall not be secured or represented by any assets of the Company.


SECTION 8.     DISTRIBUTION OF ACCOUNTS

     8.1    Value of a Participant's Accounts.  The cash value of a
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Participant's Accounts shall be determined as of the last day of the applicable
Deferral Period, or, if earlier, at termination of employment.

     8.2    Form and Timing of Distribution.  The value of the Participant's
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Accounts at distribution shall be paid in cash, as follows:

     (a)  Seven-Year Option - in a lump-sum distribution as soon as practicable
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          after the end of the Deferral Period or, if earlier, termination of employment, but in no event later than sixty days following such date. In the event of a lump sum distribution, no interest shall accrue or be paid for the period from such date until actual distribution.

     (b)  Retirement Option -
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          (i)  If Participant Retires - in twenty annual installments
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               beginning twelve months after the date of such
               Retirement; provided, however, such installments shall be in an amount to amortize the value of the Participant's Account at distribution over twenty annual installments using, as a projected earnings rate of return, the Rate as

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               determined in Section 6.2 above; provided, however, in
               the event of the death of a Participant or Beneficiary during the distribution period, the Plan Administrator may, upon application to the Plan Administrator and in the sole discretion of the Plan Administrator, direct that the remainder of the Account be distributed to the estate of the Participant or Beneficiary in a lump-sum distribution as soon as practicable after death occurs but in no event later than thirty days following such date.

          (ii) If Participant Terminates - in a lump-sum distribution
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               as soon as practicable after termination occurs but in
               no event later than sixty days following such date. In the event of a lump sum distribution, no interest shall accrue or be paid for the period from such date until actual distribution.

     8.3    Retirement or Voluntary Termination Under 1992 Voluntary
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Separation Plan.  Notwithstanding any provision herein to the contrary, a
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Participant under this Plan who elects a retirement or termination date of
October 1, 1992, or November 1, 1992, notifies the Company of such election between July 1, 1992, and September 1, 1992, inclusive and retires or otherwise terminates his employment on October 1, 1992, or November 1, 1992 (unless the Company requests and the Participant agrees to extend such date from month to month thereafter for a period ending on or before November 1, 1993), shall be entitled to the following additional and adjusted benefits under this Plan:

     (a)  The forfeitures prescribed in Section 5.3 hereof shall not apply; and

     (b) The value of the Participant's Account shall be distributed to the Participant in a lump sum as soon as practicable after the Participant's retirement or termination date.

     Additionally, an Eligible Employee for the Plan Year beginning April 1, 1992, who elects a retirement or termination date of October 1, 1992, or November 1, 1992, notifies the Company of such election between July 1, 1992, and September 1, 1992, inclusive, and retires or otherwise terminates his employment on October 1, 1992 or November 1, 1992 (unless the Company requests and the Eligible Employee agrees to extend such date from month to month thereafter for a period ending on or before November 1, 1993), shall, in addition to the additional and adjusted benefits described hereinabove, be entitled to receive an additional lump

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sum payment in an amount (the "Additional Matching Amount") equal to 50% of the present value (calculated at a discount rate equal to 6 1/2 per annum) of the Matching Awards for such Eligible Employee over a ten year period calculated on the basis of a Salary Deferral equal to 10% and the Salary in effect for such Eligible Employee on the last day of the month immediately preceding such Eligible Employee's retirement or termination; provided that, in no event may the Additional Matching Amount exceed $40,000.


SECTION 9.     NONTRANSFERABILITY

     9.1    Nontransferability.  In no event shall the Company make any
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distribution or payment under this Plan to any assignee or creditor of a
Participant or a Beneficiary. Prior to the time of a distribution or payment hereunder, a Participant or a Beneficiary shall have no rights by way of anticipation or otherwise to assign or otherwise dispose of any interest under this Plan.


SECTION 10.    DESIGNATION OF BENEFICIARIES

     10.1   Specified Beneficiary.  A Participant shall designate a Beneficiary
            ---------------------
or Beneficiaries who, upon the Participant's death are to receive the amounts that otherwise would have been paid to the Participant. All Beneficiary designations shall be in writing and signed by the Participant, and shall be effective only if and when delivered to the Plan Administrator during the lifetime of the Participant. A Participant may, from time to time during his lifetime, change his Beneficiary or Beneficiaries by a signed, written instrument delivered to the Plan Administrator. The payment of amounts shall be in accordance with the last unrevoked written designation of the Beneficiary that has been signed and so delivered.

     10.2   Estate as Beneficiary.  If a Participant designates a Beneficiary
            ---------------------
without providing in the designation that the Beneficiary must be living at the time of each distribution, the designation shall vest in the Beneficiary all of the distributions whether payable before or after the Beneficiary's death, and any distributions remaining upon the Beneficiary's death shall be made to the Beneficiary's estate. In the event a Participant shall not designate a Beneficiary or Beneficiaries, or if, for any reason, such designation shall be ineffective, in whole or in part, as determined solely in the discretion of the Plan Administrator, the distribution that otherwise would have been paid to such Participant shall be paid to the Participant's estate.


SECTION 11.    RIGHTS OF PARTICIPANTS

     11.1   Employment.  All Participants understand they are employees at will.
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Therefore, nothing in the Plan shall interfere

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with or limit in any way the right of the Company to terminate, for any or no reason, any Participant's employment at any time, nor confer upon a Participant any right to continue in the employ of the Company.


SECTION 12.    ADMINISTRATION

     12.1   Administration.  The Committee shall be responsible for the
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administration of the Plan.  The Committee is authorized, in its sole discretion, to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan. The determination of the Committee, interpretation or other action made or taken pursuant to the provisions of the Plan, shall be final and shall be binding and conclusive for all purposes and upon all persons whomsoever. The Committee shall appoint a Plan Administrator to assist in carrying out the operations of the Plan and a Trustee of the Trust to accompany the Plan.

     12.2   Annual Reports.  The Plan Administrator shall render annually a
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written report to each Participant which shall set forth, at a minimum, the
Participant's Account balances as of the end of the most recent Plan Year.


SECTION 13.    AMENDMENT OR TERMINATION OF THE PLAN

     13.1   Amendment or Termination of the Plan.  The Board of Directors may
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amend, terminate, or suspend the Plan at any time. Any such amendment, termination, or suspension of the Plan shall be effective on such date as the Board of Directors may determine. An amendment or modification of the Plan may affect Participants at the time thereof as well as future Participants, but no amendment or modification of the Plan for any reason may diminish any Participant's Accounts as of the effective date thereof. Upon Plan termination, all amounts credited to a Participant's Accounts shall be deemed to have vested. Each Participant shall receive, as soon as practical after Plan termination, a lump sum distribution of his Accounts based on the value of his Accounts as of the date of Plan termination.


SECTION 14.    CORPORATE CHANGES

     14.1   Dissolution or Liquidation.  Notwithstanding any provision herein
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to the contrary, upon the dissolution or liquidation of the Company, the
Participant's Accounts shall vest as of the day preceding the date of dissolution or liquidation. The Company shall cause such amount to be paid in cash in a lump sum to the Participant, or his Beneficiary, as soon as is

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practicable, but in no event later than sixty days following the date of dissolution or liquidation.

     14.2   Merger, Consolidation, and Sale of Assets. Notwithstanding anything
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herein to the contrary, in the event that the Company consolidates with, merges into, or transfer all or substantially all of its assets to another unaffiliated corporation, all assets credited to a Participant's Accounts hereunder immediately shall be deemed to be vested. All Participant's Accounts shall be paid in cash in a lump sum to the Participant, or his Beneficiary, as soon as is practicable, but in no event later than sixty days following the date of merger, consolidation, or sale of assets.


SECTION 15.    REQUIREMENTS OF LAW

     15.1   GOVERNING LAW.  THE PLAN, AND ALL AGREEMENTS HEREUNDER, SHALL BE
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CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.


SECTION 16.    WITHHOLDING TAXES

     16.1   Withholding Taxes.  The Company shall have the right to deduct from
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all cash payments under the Plan or from a Participant's compensation an amount necessary to satisfy any federal, state, or local withholding tax requirements.


SECTION 17.    INVESTMENT AND FUNDING

     17.1   Trust.  The benefits to be derived by Participants in the Plan will
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be funded through an irrevocable grantor trust ("Trust") provided, however, that any assets held by the Trust shall at all times be subject to the claims of judgment creditors of the Company.

     17.2   Funding of Trust.  After Salary Deferrals have been credited to
            ----------------
Accounts, the Company shall promptly provide the Trust with resources in amounts to comply with the requirements set forth herein.

     17.3   Distributions from Trust.  If Trust assets allocated to any
            ------------------------
Participant's Accounts for a Plan Year are less than the amount

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required, the Company will pay such difference either through the Trust or directly to the Participant.

     EXECUTED this    8th      day of     June          , 1995.
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                                   TEXAS UTILITIES COMPANY



                                   By:     /s/ Peter B. Tinkham
                                        -------------------------------
                                        Peter B. Tinkham, Secretary

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